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                                                                   Exhibit 23.1
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-73498, 333-50340 and 333-48662

                                             /s/ ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
March 28, 2002